UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2013

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

CENTER COAST MLP FOCUS FUND
(Class A: CCCAX)
(Class C: CCCCX)
(Class I: CCCNX)

ANNUAL REPORT
November 30, 2013

Center Coast MLP Focus Fund
A series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Expense Example	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the Center Coast MLP Focus Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

www.cccmlpfocusfund.com

January, 17th 2014

Dear Fellow Shareholders:

We are pleased to present the Center Coast MLP Focus Fund’s (“the Fund”) Annual Report for the period ending November 30th, 2013.

The Fund’s no load Institutional share class (CCCNX) returned +15.96% net of expenses and corporate taxes, for the twelve month period ending November 30th, 2013.  This can be compared to the total return, including dividends and capital gains reinvested of +30.30% for the broader equity markets as defined by the Standard and Poor 500 Index (“S&P 500”) over the same time period.  This year’s annual report concludes the 35th month of the Fund’s existence, and since inception the Fund has generated a cumulative total return of +32.47% and an annualized return of 10.13%. (For the period ended 12/31/13, the Fund’s one-year total return for the Institutional share was 18.76% and since inception (12/31/10), cumulative return was 32.59% and average annual total return was 9.86%, respectively.  Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (877) 766-0066. The Fund’s gross operating expense ratio for the Institutional Shares is 4.15% as stated in the current prospectus as of the date of this report. However, the Fund’s investment advisor contractually agreed, until March 31, 2014, to waive its fees or absorb expenses so that the total annual fund operating expense does not exceed 1.25%. Otherwise, performance shown would have been lower.)

Despite growing distributions and attractive yields, Master Limited Partnerships (“MLPs”) in general, as well as the Fund, underperformed the broader equity markets over the past 12 months.  While performance screens strong on an absolute basis, we take this opportunity to analyze the Fund’s returns in comparison to the broader equity markets. During such exercise, we will address the key drivers of over and under performance as well as disclose our expectations for the sector and Fund heading into 2014.

The Fund’s fiscal year commenced on December 1st, 2012, entering into one of the worst performing months of the year as the Fund’s Institutional Class depreciated -2.27% versus the S&P 500’s +0.91% appreciation.  Such underperformance is attributable to investor’s harvesting both gains and losses ahead of perceived year-end tax law changes as a result of concerns surrounding the fiscal cliff and debt ceiling. Specifically, investors’ feared that federal tax rate hikes would negatively impact all investment gains, including those from MLPs. Further, investors began speculating on tax code changes on pass-through entities, including MLPs. A weaker broader energy market, heavy equity issuance calendar, passing of dividend ex-dates, and outcome of the Presidential election fueled such concerns. However, investors’ apprehension was mitigated with the passing of the fiscal cliff deal on January 1, 2013, which provided certainty around dividend and personal tax rates, thereby reducing the risk of recession and lifting the overall equity capital markets. Further, investors gained greater confidence in the continuation of the MLP tax status as they realized 1) the degree to which MLPs support the economy and the essential role they play in achieving energy independence, as well as 2) Congress’ backing of the MLP structure, as evidenced by continued bipartisan legislation seeking the inclusion of renewables’ within MLP qualifying income. With tax change uncertainty mitigated, investor confidence regained, and underlying MLP fundamentals well-intact, investors returned to the asset class in droves, resulting in MLPs having one of the best January performances of most asset classes, surpassing returns of a typical “January effect.” For simplicity, we view January returns as a “catch-up” trade or rather carry-over of returns that could have occurred in 2012, based on the fundamentals, as many delayed investment until tax concerns were abated. Such robust January performance nearly offset December underperformance, as CCCNX nearly caught up to the S&P 500 returning +6.54% in the first fiscal quarter versus the S&P 500’s +7.57%.

The Fund began the second fiscal quarter with healthy returns of +4.17% in March as two closed-end funds began putting to work over $1.7 billion of capital into the MLP space. Such capital inflows not only drove up prices but also transitioned MLP ownership to a more institutional base. Returns were however muted in May as investors indiscriminately sold yield‐oriented securities in response to Ben Bernanke’s initial comments and ultimate plan to taper then terminate the government’s quantitative easing program (QE). Such comments resulted in a spike in the U.S. 10 year Treasury rate as it rose +30.9% from May 2 to May 31, 2013, ultimately reaching 2.13% at the end of May. Such fears constrained CCCNX’s second fiscal quarter performance, returning +3.52% versus the S&P 500’s +8.22%.

These initial interest rate fears were mitigated towards the end of June, however, completely offsetting the aforementioned second quarter selloff. Such investor return, in our estimation, was a result of exaggerated concerns surrounding potential MLP cost of capital and interest expense inflation as well as limited access to capital markets.  While concerns were based on some degree of truth, they were inflated given the relatively low level of interest rates and well shielded nature of MLPs, specifically CCCNX portfolio holdings, given inflation escalator clauses in contracts, high fixed versus floating debt ratios, and distant fixed debt maturity dates.  Such investor return in light of rising interest rates also highlighted the widely held theory of MLP re‐valuation, whereby MLP valuations tend to improve from historical levels with increased liquidity, market capitalization, and investor acceptance – all of which have and are currently taking place.  Performance was also supported by continued strong fund flows as a new closed-end fund product raised and deployed approximately $1.5 billion (levered) of new capital into high yielding natural gas focused MLPs.  While performance was dragged down by an abundance of capital markets transactions, including a ~$1.2 billion Williams Partners L.P. (WPZ) overnight equity offering and two ~$427 million initial public offerings (IPOs) in Phillips 66 Partners L.P. (PSXP) and QEP Midstream Partners L.P. (QEPM), overall CCCNX fiscal third quarter returns outperformed the S&P 500, returning +1.62% versus +0.67%, respectively.

The Fund returned +3.46% during the fiscal fourth quarter versus the S&P 500’s 11.16%. Underperformance was attributable to several macro headlines including speculation of the Federal Reserve’s tapering of stimulus policies, anticipation of and eventual shutdown of the U.S. government, and political unrest in the Middle East.  Key implications of such headlines included commodity price fluctuations and an end of quarter spike in interest rates. In addition to these macro headlines, MLPs were negatively influenced by several micro factors, including comparably weaker earnings, ex-dates, tax loss and gain harvesting, and portfolio space making for several large equity transactions. For context regarding portfolio space making, approximately $10.2 billion of equity was raised during the quarter, ~$4.4 billion of which was related to eight IPOs, one being the largest MLP IPO in history.  Another micro factor that impacted results was the relative weakness of the Kinder complex (Tickers: KMI, KMP, KMR, EPB), as KMR and EPB, two overweight positions in CCCNX, returned -2.41% and +1.23%, respectively. The underperformance of the Kinder complex was in response to a Hedgeye article attacking the classification of growth versus maintenance capital expenditures (“Capex”) in their CO2 / Crude Oil segment as well as the overall level of maintenance Capex across the pipeline business.  We viewed the grounds for such attack baseless, with our views later validated by Rich Kinder’s webcasted counterargument as well as insider buying in the name.

Although fiscal year ending November 30, 2013 can be summarized as a fickle year, we view it as a successful one, as strong absolute returns and key transformational events not only provided solid 2013 returns, but better positioned the asset class for years to come.  CCCNX investors enjoyed an annual return of 15.96% with a Fund distribution rate of 6.2%, and distribution growth of +1.79%.  Distribution growth in the Fund’s portfolio exceeded expectations, with the Fund’s underlying holdings delivering a weighted average distribution increase of approximately 8.00%.  Such underlying growth was primarily the direct result of previous capital expenditures (“Capex”) by MLPs in the form of both acquisitions and organic (new build) expenditures.  In 2012, MLPs as a sector invested $38.8 billion in new acquisition Capex and $22.4 billion in organic Capex1.  Those 2012 investments drove the impressive MLP distribution growth in 2013.  In 2013, MLPs greatly exceeded the previous year’s acquisition and organic Capex figures with approximately $46.6 billion and $30.2 billion invested, respectively1.  In continuation of the energy infrastructure buildout, MLPs are expected to maintain similarly large Capex programs as they are forecasted to spend approximately $29.4 billion in organic Capex in 20141.  These capital expenditures are in response to the rapid production growth taking place in the U.S. today and provide us clear insight into the potential distribution growth in 2014 and beyond.

1 Source: Wells Fargo MLP Monthly:  December 2013

In addition to MLP’s strong fundamental backdrop, we foresee a less eventful 2014 as many of the events, or rather crises, that burdened 2013 are non-recurring and/or resolved.  More specifically, we view the selloffs around the 2012 Presidential election, fiscal cliff, and debt ceiling deadlines as one-time events. Further, selling around QE tapering speculation should be greatly reduced given the Fed’s announced plan to taper, yet maintain interest rate levels during a mid-December Federal Open Market Committee (FOMC) meeting.  The Committee’s plan involves the reduction of its Treasury and agency mortgage-backed securities purchases by $5 billion apiece, leaving new purchase rates at $40 billion and $35 billion per month, respectively. Despite this announced taper, the committee expects to maintain the Fed Funds rate well past a 6.5% unemployment rate, especially if inflation is projected to remain below 2.0%.  The committee also lowered its interest rate projections for 2015 and 2016.  In addition to a cooperative Fed, investor concerns can also be mitigated by the fact that while interest rates have risen substantially over the past 12 months, they remain quite low on an absolute basis (U.S. 10 Year Treasury was 2.74% on 11/29/13). Even if interest rates were to substantially increase, the Fund’s underlying holdings should be well shielded from negative cost implications as their debt structures are approximately 84.9% fixed at a 5.5% interest rate maturing on 5/23/24 on average.  Additionally, the Fund’s holdings have no material near term fixed debt maturities.  We also believe concerns around potential MLP tax code reform have been greatly reduced given the reintroduction of the MLP Parity Act this past April.  Such legislation further safeguards the MLP tax status as it not only proposes for the extension of MLP eligibility to alternative energy sources (e.g. renewables),  but has bi-partisan support as the bill was proposed to the House and Senate by a consortium of both Democratic and Republican leaders.  Equity issuances were also a large detractor to the Fund’s 2013 performance as approximately $33.9 billion of new equity was issued into the market2.  While Capex programs are expected to continue in the future, the equity forecasted to support such growth is far less than that of 2013 as only $18.4 billion of new equity is forecasted to be issued in 20142.

SUMMARY

Fiscal year 2013 proved to be an eventful, yet successful year for CCCNX as well as MLPs in general.  While returns were lower than the broader markets on a relative basis, they were quite strong on an absolute level.  Nonetheless, we believe the performance delta was driven by several variables with the most notable being concerns and speculation around rising interest rates, potential personal and MLP tax reform, and magnitude of equity issuances.  While these factors greatly impacted 2013 performance, we believe them to be non-recurring and/or resolved/muted heading into 2014.  We also look favorably on MLP fundamentals as the space should continue to benefit from record volumes of hydrocarbons being produced in the U.S.  Growing supplies are driving increased volumes across midstream assets and strong demand for new infrastructure.  Thus, with the role of MLPs in the infrastructure buildout well-intact, resolution of the impediments of 2013, and continued strong funds flows, we maintain a positive outlook on the future prospects for the Fund for 2014 and beyond.  The Fund’s underlying holdings exited the fiscal year with an approximate distribution rate of 5.6% and strong potential for high distribution growth in 2014.   We believe these two variables alone are enough to provide strong catalysts for prospective total return.  As always, we appreciate your investment with us and please feel free to contact us should you have any questions.

Best Regards,

Dan C. Tutcher	Robert T. Chisholm
Portfolio Manager	Portfolio Manager

2 Source: Wells Fargo MLP Monthly:  December 2013

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub‐Advisor as of the date this is written and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

An investment in the Center Coast MLP Focus Fund is subject to risk, including the possible loss of principal amount invested and the following risks which are more fully described in the prospectus.  The Fund concentrates in master limited partnerships (MLPs), which involve additional risks to those from investments in common stock, including but not limited to cash flow risk, tax risk, and risks associated with limited voting rights.  In order to provide professional management of a portfolio comprised primarily of MLP investments in a mutual fund format, the Fund is structured as a “C” Corporation.  Therefore, unlike most other open-end mutual funds, the Fund will accrue and pay federal, state and local income taxes on its taxable income, if any, at the Fund level, which will ultimately reduce the returns that the shareholder would have otherwise received.  Additionally, because the Fund is taxable as a “C” corporation, the Fund’s net asset value per share (“NAV”) will include a deferred tax expense or asset, which is reflected in the Fund’s NAV on a daily basis.  The Fund’s deferred tax expense or asset is based on estimates that could vary dramatically from the Fund’s actual tax liability/benefit, and therefore, could have a material impact on the Fund’s NAV.   The Fund, unlike the MLPs in which it invests which are treated as partnerships for U.S. Federal income tax purposes, is not a pass-through entity.  Consequently, the tax characterization of the distributions paid by the Fund, such as dividend income or return of capital, may differ greatly from those of its MLP investments.

The Fund currently anticipates paying cash distributions at a rate (as a percentage of net assets) that is approximately equal to the distribution rate it receives from the MLPs in which it invests (that is, at approximately the same rate as the distributions paid by the MLPs in the Fund’s portfolio, including returns of capital, as a percentage of the aggregate value of the MLPs in the Fund’s portfolio), without offset for the expenses of the Fund.  In doing so, the Fund may have to maintain cash reserves, borrow or sell certain investments at less desirable prices in order to pay the expenses of the Fund.  The Fund is not required to make distributions and in the future could decide not to make such distributions or not to make distributions that are approximately equal to the distribution rate it receives from the MLPs in which it invests.

The portion of the distribution received by the U.S. shareholder from the Fund that constitutes a return of capital will decrease the U.S. shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. shareholder for tax purposes at the capital gains rate on the later sale of such Fund shares.  Historically, the Fund’s distributions have been considered 100% return of capital.

The MLPs owned by the Fund are subject to regulatory and tax risks, including but not limited to changes in current tax law which could result in MLPs being treated as corporations for U.S. federal income tax purposes or the elimination or reduction of MLPs tax deductions, which could result in a material decrease in the Fund’s NAV and/or lower after-tax distributions to Fund shareholders.

As a non‐diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. A substantial portion of the MLPs within the Fund are primarily engaged in the energy sector. As a result, any negative development affecting that sector, such as regulatory, environmental, commodity pricing or extreme weather risk, will have a greater impact on the Fund than a fund that is not over‐weighted in that sector.  Accordingly, the Fund may not be suitable for all investors.  Investors should read the prospectus carefully and should consult with their tax, accounting or financial consultants before investing.

The S&P 500 Index is a broad‐based, unmanaged measurement of changes in stock market conditions on the average of 500 widely held common stocks. One cannot invest directly in an index.

Center Coast MLP Focus Fund
FUND PERFORMANCE at November 30, 2013 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional shares, made at its inception, with a similar investment in the S&P 500® Index. Results include the reinvestment of all dividends and capital gains.

The S&P 500® Index is a market weighted index composed of 500 large capitalization companies. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of November 30, 2013	1 Year	Since Inception (12/31/10)
Before deducting maximum sales charge
Class A¹	15.67%	9.99%
Class C²	14.84%	9.05%
Institutional Class³	15.96%	10.13%
After deducting maximum sales charge
Class A¹	9.00%	7.78%
Class C²	13.84%	9.05%
S&P 500® Index	30.30%	15.69%

The performance date quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 766-0066.

Gross and Net Expense Ratios for Class A shares are 4.31% and 4.28% respectively, for the Class C shares are 4.78% and 4.75% respectively, and for the Institutional Class shares are 4.15% and 4.12% respectively, which are the amounts stated in the current prospectus as of the date of this report.  The Fund’s Advisor has contractually agreed to waive its fees and/or absorb expenses to ensure that the total annual operating expenses, excluding deferred income tax expenses, do not exceed 1.50%, 2.25% and 1.25%, for Class A, Class C and Institutional Class Shares respectively.  In the absence of such waivers, the Fund’s returns would have been lower.  The contractual fee waivers are in effect until March 31, 2014.

¹
Maximum sales charge for Class A shares is 5.75%.  No initial sales charge applied to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

²	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

³	Institutional Class shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2013

Number of Shares		Value

	MASTER LIMITED PARTNERSHIP SHARES – 105.6%
	DIVERSIFIED – 42.2%
91,657	Enbridge Energy Management LLC*	$2,617,724
3,697,010	Enbridge Energy Partners LP	111,243,031
2,766,853	Enterprise Products Partners LP	174,228,733
2,307,735	Kinder Morgan Management LLC*	176,703,234
3,230,850	ONEOK Partners LP	173,044,326
3,480,987	Targa Resources Partners LP	177,704,386
2,240,465	Williams Partners LP	115,137,496
		930,678,930

	GATHERS & PROCESSORS – 16.3%
1,233,072	Access Midstream Partners LP	69,261,654
2,676,841	Crestwood Midstream Partners LP	60,603,680
2,876,457	Crosstex Energy LP	76,628,815
263,685	EQT Midstream Partners LP	14,500,038
1,022,938	Midcoast Energy Partners LP*	18,402,655
1,886,027	Western Gas Partners LP	120,102,199
		359,499,041

	GENERAL PARTNERS – 1.0%
268,968	Kinder Morgan, Inc.	9,559,123
548,038	Plains GP Holdings LP - Class A*	12,878,893
		22,438,016

	NATURAL GAS/NATURAL GAS LIQUIDS – 19.2%
2,053,501	Boardwalk Pipeline Partners LP	54,089,216
4,264,989	El Paso Pipeline Partners LP	177,338,242
1,295,859	Spectra Energy Partners LP	58,261,821
516,511	Tallgrass Energy Partners LP	12,850,794
2,433,910	TC Pipelines LP	119,261,590
		421,801,663

	REFINED/CRUDE OIL – 26.9%
2,628,183	Buckeye Partners LP	178,952,981
66,063	Holly Energy Partners LP	2,077,681
969,956	Magellan Midstream Partners LP	60,273,066
1,170,529	Martin Midstream Partners LP	52,568,457
3,360,758	Plains All American Pipeline LP	173,314,290
853,373	Sunoco Logistics Partners LP	60,401,741
1,254,147	Tesoro Logistics LP	64,275,034
		591,863,250

	TOTAL MASTER LIMITED PARTNERSHIP SHARES (Cost $1,896,015,530)	2,326,280,900

Center Coast MLP Focus Fund
SCHEDULE OF INVESTMENTS – Continued
As of November 30, 2013

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 1.7%
$38,423,740	UMB Money Market Fiduciary, 0.01%1	$38,423,740

	TOTAL SHORT-TERM INVESTMENTS (Cost $38,423,740)	38,423,740

	TOTAL INVESTMENTS – 107.3% (Cost $1,934,439,270)	2,364,704,640
	Liabilities in Excess of Other Assets – (7.3)%	(161,078,333)

	TOTAL NET ASSETS – 100.0%	$2,203,626,307

Number of Contracts

	WRITTEN OPTION CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
(332)	Martin Midstream Partners LP Exercise Price: $45, Expiration Date: December 21, 2013	$(38,180)

		(38,180)

	TOTAL WRITTEN OPTION CONTRACTS (Proceeds $37,589)	$(38,180)

LLC – Limited Liability Company
LP – Limited Partnership

*	No distribution or dividend was made during the period ended. As such, it is classified as a non-income producing security.
1	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
SUMMARY OF INVESTMENTS
As of November 30, 2013

Security Type/Sector	Percent of Total Net Assets
Master Limited Partnership Shares
Diversified	42.2%
Refined/Crude Oil	26.9%
Natural Gas/Natural Gas Liquids	19.2%
Gathers & Processors	16.3%
General Partners	1.0%
Total Master Limited Partnership Shares	105.6%
Short-Term Investments	1.7%
Total Investments	107.3%
Liabilities in Excess of Other Assets	(7.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2013

Assets:
Investments, at fair value (cost $1,934,439,270)	$2,364,704,640
Receivables:
Investment securities sold	23,336,419
Fund shares sold	8,810,188
Dividends and interest	282
Prepaid expenses	250,024
Total assets	2,397,101,553

Liabilities:
Written options contracts, at value (proceeds $37,589)	38,180
Payables:
Investment securities purchased	37,680,768
Fund shares redeemed	2,888,935
Advisory fees	1,775,345
Distribution fees - Class A & Class C (Note 7)	775,134
Shareholder servicing fees (Note 8)	21,283
Administration fees	104,818
Transfer agent fees and expenses	103,785
Auditing fees	68,541
Fund accounting fees	45,826
Custody fees	30,080
Deferred tax liability	149,754,437
Accrued other expenses	188,114
Total liabilities	193,475,246

Net Assets	$2,203,626,307

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,948,857,683
Accumulated net investment loss, net of deferred taxes	(25,272,670)
Accumulated net realized gain on investments and written options contracts, net of deferred taxes	9,060,536
Net unrealized appreciation (depreciation), net of deferred taxes, on:
Investments	270,981,130
Written options contracts	(372)
Net Assets	$2,203,626,307

Net asset value, offering and redemption price per share:
Class A Shares:
Net assets applicable to shares outstanding	$798,020,772
Shares outstanding	72,428,398
Net asset value and redemption price per share1	$11.02
Maximum sales charge (5.75% of offering price)2	$0.67
Offering price	$11.69

Class C Shares:
Net assets applicable to shares outstanding	$762,945,160
Shares outstanding	71,167,284
Net asset value, offering price and redemption price per share3	$10.72

Institutional Shares:
Net assets applicable to shares outstanding	$642,660,375
Shares outstanding	58,090,662
Net asset value, offering price and redemption price per share	$11.06

1	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
2	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
3	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

 See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2013

Investment Income:
Distributions from master limited partnerships	$95,745,618
Less return of capital on distributions	(95,745,618)
Interest	3,561
Total investment income	3,561

Expenses:
Advisory fees	16,947,569
Distribution fees - Class C (Note 7)	5,584,680
Distribution fees - Class A (Note 7)	1,639,911
Transfer agent fees and expenses	1,019,864
Administration fees	789,208
Shareholder servicing fees (Note 8)	723,118
Fund accounting fees	252,645
Miscellaneous	229,498
Shareholder reporting fees	152,001
Custody fees	117,298
Registration fees	115,001
Legal fees	78,803
Auditing fees	65,700
Chief Compliance Officer fees	18,956
Trustees' fees and expenses	15,002
Insurance fees	2,800

Total expenses	27,752,054
Advisory fees recovered	442,924
Net expenses	28,194,978
Net investment loss, before taxes	(28,191,417)
Deferred tax benefit	10,379,166
Net investment loss, net of deferred taxes	(17,812,251)

Net Realized and Unrealized Gain on Investments:
Net realized gain on:
Investments	14,265,531
Written options contracts	3,480
Deferred tax expense	(5,281,825)
Net realized gain, net of deferred taxes	8,987,186

Net change in unrealized appreciation/depreciation on:
Investments	357,544,977
Written options contracts	(591)
Deferred tax expense	(132,013,873)
Net change in unrealized appreciation/depreciation	225,530,513
Net realized and unrealized gain on investments	234,517,699

Net Increase in Net Assets from Operations	$216,705,448

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2013	2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss, net of deferred taxes	$(17,812,251)	$(6,821,575)
Net realized gain (loss) on investments and written options
contracts, net of deferred taxes	8,987,186	(202,011)
Change in net unrealized appreciation/depreciation on investments
and written options contracts, net of deferred taxes	225,530,513	38,131,118
Net increase in net assets resulting from operations	216,705,448	31,107,532

Distributions to Shareholders:
From return of capital:
Class A	(42,444,023)	(22,064,006)
Class C	(38,185,351)	(13,276,442)
Institutional Class	(31,877,815)	(13,021,480)
Total distributions to shareholders	(112,507,189)	(48,361,928)

Capital Transactions:
Net proceeds from shares sold:
Class A	434,909,226	387,373,016
Class C	441,213,533	264,266,571
Institutional Class	447,791,372	274,087,634
Reinvestment of distributions:
Class A	35,857,612	16,942,178
Class C	28,714,818	8,966,740
Institutional Class	26,481,710	10,480,200
Cost of shares redeemed:(1)
Class A	(162,874,901)	(80,340,588)
Class C	(50,409,223)	(7,397,563)
Institutional Class	(143,821,552)	(50,460,684)
Net increase in net assets from capital transactions	1,057,862,595	823,917,504

Total increase in net assets	1,162,060,854	806,663,108

Net Assets
Beginning of period	1,041,565,453	234,902,345
End of period	$2,203,626,307	$1,041,565,453

Accumulated net investment loss, net of deferred taxes	$(25,272,670)	$(7,460,420)

Capital Share Transactions:
Shares sold:
Class A	40,195,270	37,513,300
Class C	41,529,951	26,000,761
Institutional Class	41,237,629	26,486,660
Shares reinvested:
Class A	3,274,906	1,664,620
Class C	2,683,951	896,562
Institutional Class	2,409,523	1,028,556
Shares redeemed:
Class A	(14,987,175)	(7,843,091)
Class C	(4,752,538)	(735,193)
Institutional Class	(13,271,640)	(4,950,376)
Net increase from capital share transactions	98,319,877	80,061,799

(1)
Net of redemption fee proceeds of $3,791, $446 and $4,708 for the year ended November 30, 2012 for Class A , Class C and Institutional Class respectively. Effective March 31, 2012, the Fund is not charging redemption fees .

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS - A Shares

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year	For the Year	December 31, 2010*
	Ended	Ended	through
	November 30, 2013	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$10.13	$10.11	$10.00
Income from Investment Operations
Net investment loss1	(0.10)	(0.10)	(0.08)
Return of capital1	0.39	0.39	0.34
Net realized and unrealized gain on investments1,2	1.27	0.38	0.41
Total from investment operations	1.56	0.67	0.67

Less Distributions:
From return of capital	(0.67)	(0.65)	(0.56)
Total distributions	(0.67)	(0.65)	(0.56)

Net asset value, end of period	$11.02	$10.13	$10.11

Total return4	15.67%	6.77%	6.87%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$798,021	$445,142	$127,439

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.46%	1.53%	1.87%	5
Expense recovery/(waiver)	0.03%	(0.03)%	(0.37)%	5
Net of expense recovery/(waiver) and before deferred tax expense	1.49%	1.50%	1.50%	5
Deferred tax expense6	7.55%	2.78%	7.17%	5
Total expenses	9.04%	4.28%	8.67%	5
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.46)%	(1.53)%	(1.87)%	5
Expense recovery/(waiver)	0.03%	(0.03)%	(0.37)%	5
Net of expense recovery/(waiver) and before deferred tax benefit	(1.49)%	(1.50)%	(1.50)%	5
Deferred tax benefit7	0.55%	0.56%	0.60%	5
Net investment loss	(0.94)%	(0.94)%	(0.90)%	5
Portfolio turnover rate	9%	12%	12%	3

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3	Not annualized.
4
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor.  Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more.  Returns do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If sales charges and CDSC were included total return would be lower. The return includes Rule 12b-1 fees of 0.25% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

5	Annualized.
6	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
7	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS - C Shares

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year	For the Year	December 31, 2010*
	Ended	Ended	through
	November 30, 2013	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$9.94	$10.00	$10.00
Income from Investment Operations
Net investment loss1	(0.15)	(0.14)	(0.12)
Return of capital1	0.38	0.38	0.34
Net realized and unrealized gain on investments1,2	1.22	0.35	0.34
Total from investment operations	1.45	0.59	0.56

Less Distributions:
From return of capital	(0.67)	(0.65)	(0.56)
Total distributions	(0.67)	(0.65)	(0.56)

Net asset value, end of period	$10.72	$9.94	$10.00

Total return4	14.84%	6.02%	5.73%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$762,945	$315,288	$55,461

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	2.21%	2.28%	2.62%	5
Expense recovery/(waiver)	0.03%	(0.03)%	(0.37)%	5
Net of expense recovery/(waiver) and before deferred tax expense	2.24%	2.25%	2.25%	5
Deferred tax expense6	7.28%	2.50%	7.17%	5
Total expenses	9.51%	4.75%	9.42%	5
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(2.21)%	(2.28)%	(2.62)%	5
Expense recovery/(waiver)	0.03%	(0.03)%	(0.37)%	5
Net of expense recovery/(waiver) and before deferred tax benefit	(2.24)%	(2.25)%	(2.25)%	5
Deferred tax benefit7	0.82%	0.84%	0.90%	5
Net investment loss	(1.41)%	(1.41)%	(1.35)%	5
Portfolio turnover rate	9%	12%	12%	3

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3	Not annualized.
4
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor.   Returns shown do not include a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on purchases that are redeemed in whole or in part within 12 months of purchase. If the CDSC was included total returns would be lower. The return includes Rule 12b-1 fees of 1.00% and does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

5	Annualized.
6	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
7	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
FINANCIAL HIGHLIGHTS - Institutional Shares

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Year	For the Year	December 31, 2010*
	Ended	Ended	through
	November 30, 2013	November 30, 2012	November 30, 2011
Net asset value, beginning of period	$10.14	$10.10	$10.00
Income from Investment Operations
Net investment loss1	(0.09)	(0.08)	(0.07)
Return of capital1	0.39	0.39	0.34
Net realized and unrealized gain on investments1,2	1.29	0.38	0.39
Total from investment operations	1.59	0.69	0.66

Less Distributions:
From return of capital	(0.67)	(0.65)	(0.56)
Total distributions	(0.67)	(0.65)	(0.56)

Net asset value, end of period	$11.06	$10.14	$10.10

Total return4	15.96%	6.98%	6.78%	3

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$642,660	$281,135	$52,002

Ratio of expenses to average net assets:
Before expense recovery/(waiver) and deferred tax expense	1.21%	1.28%	1.62%	5
Expense recovery/(waiver)	0.03%	(0.03)%	(0.37)%	5
Net of expense recovery/(waiver) and before deferred tax expense	1.24%	1.25%	1.25%	5
Deferred tax expense6	7.65%	2.87%	7.17%	5
Total expenses	8.88%	4.12%	8.42%	5
Ratio of net investment income (loss) to average net assets:
Before expense recovery/(waiver) and deferred tax benefit	(1.21)%	(1.28)%	(1.62)%	5
Expense recovery/(waiver)	0.03%	(0.03)%	(0.37)%	5
Net of expense recovery/(waiver) and before deferred tax benefit	(1.24)%	(1.25)%	(1.25)%	5
Deferred tax benefit7	0.45%	0.46%	0.50%	5
Net investment loss	(0.78)%	(0.79)%	(0.75)%	5
Portfolio turnover rate	9%	12%	12%	3

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions this period.

3	Not annualized.
4
Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. The return does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

5	Annualized.
6	Deferred tax expense (benefit) estimate for the ratio calculation is derived from net investment income (loss), and realized and unrealized gains (losses).
7	Deferred tax benefit (expense) estimate for the ratio calculation is derived from net investment income (loss) only.

See accompanying Notes to Financial Statements.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2013

Note 1 – Organization
Center Coast MLP Focus Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek maximum total return with an emphasis on providing cash distributions to shareholders. The Fund currently offers three classes of shares: A Shares, C Shares, and Institutional Shares.  The Fund commenced operations on December 31, 2010.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices.  Equity securities that are traded on the NASDAQ are valued at the NASDAQ Official Closing Price.  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at fair value considering prices for securities of comparable maturity, quality and type.  Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost.  The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

(c) Return of Capital Estimates
Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2013, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

(d) Partnership Accounting Policy
The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

(e) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or to hedge against declines in the prices of portfolio securities. In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in written options contracts for the year ended November 30, 2013 were as follows:

	Number of Contracts	Premiums Received
Outstanding at December 1, 2012	-	$-
Options written	572	41,069
Options closed	-	-
Options expired	(240)	(3,480)
Options exercised	-	-
Outstanding at November 30,2013	332	$37,589

(f) Distributions to Shareholders
Dividends, if any, are declared and distributed monthly. The estimated characterization of the distributions paid will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of its distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2014. For the year ended November 30, 2013, the Fund’s distributions were expected to be comprised of 100% return of capital.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

The distributions are determined in accordance with federal income tax regulations and are recorded on the ex-dividend date. The character may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

(g) Energy Industry Concentration Risk
A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy industry.  As a result, the Fund will be concentrated in the energy industry, and will therefore be susceptible to adverse economic, environmental or regulatory occurrences affecting the energy industry.

(h) Federal Income Taxes
The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it will be taxed as a corporation.  As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income.  Currently, the maximum marginal regular federal income tax rate for a corporation is 35%.  The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.  The Fund is currently using an estimated 2.02% for state and local tax.

The Fund's income tax provision consists of the following as of November 30, 2013:

Current tax expense (benefit)
Federal	$-
State	-

Total current tax expense	$-

Deferred tax expense (benefit)
Federal	$120,267,693
State	6,941,164
Effect of change in estimated state deferred rate	(292,325)
Total deferred tax expense	$126,916,532

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Amount	Rate

Application of statutory income tax rate	$120,267,693	35.00%
State income taxes net of federal benefit	6,941,164	2.02%
Effect of permanent differences	(319,068)	(0.09)%
Total income tax expense (benefit)	$126,889,789	36.93%

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

The Fund intends to invest their assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP's taxable income in computing its own taxable income. The Fund's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary difference between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax benefit resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax benefit amount. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund's valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At November 30, 2013, the Fund has determined that it is more likely than not that the deferred tax asset component of the net deferred tax liability, as outlined below, will be realized through future taxable income of the appropriate character.  Accordingly, no valuation allowance has been established at November 30, 2013. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund's deferred tax assets and liabilities as of November 30, 2013 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$26,335,291
Capital loss carryforward (tax basis)	-

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(176,082,729)

Total net deferred tax asset/(liability)	$(149,747,437)

Unexpected significant decreases in cash distributions from the Fund's MLP investments or significant declines in the fair value of its investments may change the Fund's assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance.  If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund's net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in their portfolios, and to estimate their associated deferred tax benefit/(liability).  Such estimates are made in good faith.  From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on their Statements of Operations.  As of November 30, 2013, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

The Fund files income tax returns in the U.S. federal jurisdiction and various states.  All tax years since inception remain open and subject to examination by tax jurisdictions.  The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on their tax returns.  Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

At November 30, 2013, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2031	$514,648
11/30/2032	11,254,516
11/30/2033	59,368,846
Total	$71,138,010

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor engages Center Coast Capital Advisors, LP (the “Sub‐Advisor”) to manage the Fund and pays the Sub‐Advisor from its advisory fees.

The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes such as deferred income tax expenses, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively, until March 31, 2014.

For the year ended November 30, 2013, the Advisor recovered all of the previously waived advisory fees in the amount of $442,924.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended November 30, 2013, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2013, are reported on the Statement of Operations

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

Note 4 – Federal Income Taxes
At November 30, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,766,753,962

Gross unrealized appreciation	$605,421,168
Gross unrealized depreciation	(7,470,490)

Net unrealized appreciation (depreciation) on investments	$597,950,678

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to income/(loss) from Master Limited Partnership (“MLP”) K-1s, which is treated as an increase/(decrease) in cost basis of the MLP shares held, and timing differences in recognizing certain gains and losses in security transactions.

Note 5 – Redemption Fee
The Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 60 days of purchase. As of March 31, 2012 the Fund no longer imposes the redemption fee.

Note 6 – Investment Transactions
For the year ended November 30, 2013, purchases and sales of investments, excluding short-term investments, were $1,159,860,180 and $150,501,484, respectively.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the distribution of its shares. Under the Plan, the Fund pays to the Distributor distribution fees in connection with the distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares.  For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker‐dealer, HRC Fund Associates, LLC (“HRC”), markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. In addition, HRC may receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Fund’s Distributor. For the year ended November 30, 2013, HRC did not receive any distribution fees or sales commissions pursuant to the wholesaling agreement.

For the year ended November 30, 2013, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (the “Plan”) to pay a fee at an annual rate of up to 0.10% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Plan went into effect on 11/1/2012.

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

For the year ended November 30, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2013, in valuing the Fund’s assets carried at fair value:

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

	Level 1	Level 2*	Level 3*	Total
Assets
Investments
Master Limited Partnerships1	$2,326,280,900	$-	$-	$2,326,280,900
Short-Term Investments	38,423,740	-	-	38,423,740
Total Investments	$2,364,704,640	$-	$-	$2,364,704,640

Liabilities
Written Call Options	$(38,180)	$-	$-	$(38,180)
Total Liabilities	$(38,180)	$-	$-	$(38,180)

1
All Master Limited Partnerships held in the Fund are Level 1 securities.  For a detailed break-out of Master Limited Partnerships by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 & 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund wrote options during the year ended November 30, 2013.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of November, 2013 by risk category are as follows:

	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Equity contracts	Written options contracts, at value	$38,180
Total		$38,180

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2013 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$3,480
Total	$3,480

Center Coast MLP Focus Fund
NOTES TO FINANCIAL STATEMENTS - Continued
November 30, 2013

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$(591)
Total	$(591)

Note 12 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.  This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 13 – Subsequent Events
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Center Coast MLP Focus Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2013, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Center Coast MLP Focus Fund as of November 30, 2013, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 28, 2014

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 766-0066.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired (2013-present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	74	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	74	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA.	74	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organization (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	74	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazl b † (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	74	Investment Managers Series Trust II, a registered investment company

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Maureen Quill a (born 1963) Vice President	Since December 2013	Executive Vice President, UMB Fund Services, Inc. (1996 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 22-23, 2013, and September 17-18, 2013, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Liberty Street Advisors, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Center Coast Capital Advisors, LP (the “Sub-Advisor”) with respect to the Center Coast MLP Focus Fund series of the Trust (the “Fund”) for additional one-year terms.  The Advisory Agreement and the Sub-Advisory Agreement are jointly referred to below as the “Fund Advisory Agreements.”  In approving renewal of the Fund Advisory Agreements, the Board, including the Independent Trustees, determined that renewal of each Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor and Mutual Fund Administration Corporation and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the Alerian MLP Index, the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Domestic Energy fund category (the “Performance Universe”); reports regarding the investment advisory fees and total expenses of the Fund compared with those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Equity Energy fund category (the “Expense Universe”); and information about the Investment Advisor’s and Sub-Advisor’s policies and procedures, including their compliance manuals and brokerage and trading procedures, as applicable.  The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by it during the year at other Board and committee meetings.  Before voting on the Fund Advisory Agreements, the Independent Trustees met in a private session at which no representatives of the Investment Advisor or the Sub-Advisor were present.

In approving each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Liberty Street Advisors, Inc.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund.  The Board noted that the materials they reviewed indicated that the annualized total returns of the Fund for the one-year period ended June 30, 2013, were above the median returns of the Performance Peer Group, but were below the returns of the Alerian MLP Index by 826 basis points, the median returns of the Domestic Energy Performance Universe by 117 basis points, and the returns of the S&P 500 Index by 48 basis points.  The Board noted that master limited partnerships generally had significantly underperformed relative to the broad markets in 2012.

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, and monitoring the Fund’s compliance with its investment policies.  The Board also considered the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fees and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund.  With respect to the advisory fees paid by the Fund, the Board noted that the meeting materials indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were higher than the medians of the Expense Peer Group and the Equity Energy Expense Universe by five basis points in each case.  In considering the total expenses paid by the Fund, the Board observed that the total expenses (net of fee waivers) were slightly higher than the medians of the Expense Peer Group and the Equity Energy Expense Universe, by four and 14 basis points, respectively.  The Board also noted that it could not compare the fees charged by the Investment Advisor to the Fund to those of other accounts of the Investment Advisor because the Investment Advisor does not manage any other accounts with the same objectives as the Fund. The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale
The Board considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended June 30, 2013, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Fund, including its receipt of advisory fees, benefits received by its affiliated broker-dealer in connection with the marketing of Fund shares, and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the Investment Advisor had indicated that it had not realized significant economies of scale with respect to the Fund, and that any such economies would be considered in the future, as the Fund’s assets grow.

Center Coast Capital Advisors, LP

Nature, Extent and Quality of Services
The Board’s observations with respect to the Fund’s performance are described above.  The Board also considered the overall quality of services provided by the Sub-Advisor to the Fund.  In doing so, the Board considered the Sub-Advisor’s specific responsibilities in all aspects of management of the Fund, including the Fund’s day-to-day portfolio management, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Sub-Advisor’s organization and operations and the Sub-Advisor’s compliance structure and compliance procedures.  Based on its review, the Board and the Independent Trustees concluded that the Sub-Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the

Center Coast MLP Focus Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Sub-Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee and Economies of Scale
The Board reviewed information regarding the advisory fees charged by the Sub-Advisor with respect to the Fund, and considered the relative levels and types of services provided by the Investment Advisor and the Sub-Advisor.  The Board noted that the sub-advisory fees charged by the Sub-Advisor were significantly less than the fees it charges to its private investment fund clients, which pay a performance fee, and within the range of the fees it charges other institutional clients. The Board also noted that the Investment Advisor pays the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee.

The Board also considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, including sub-advisory fees paid to the Sub-Advisor, research provided to it by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that there were no sub-advisory fee breakpoints.  The Board and the Independent Trustees concluded that the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of each Fund Advisory Agreement.

Center Coast MLP Focus Fund
EXPENSE EXAMPLE
For the Six Months Ended November 30, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and Class C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/13 to 11/30/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		6/1/13	11/30/13	6/1/13 – 11/30/13
Class A	Actual Performance	$1,000.00	$1,050.60	$34.39
	Hypothetical (5% annual return before expenses)	1,000.00	991.53	33.40
Class C	Actual Performance	1,000.00	1,046.00	38.57
	Hypothetical (5% annual return before expenses)	1,000.00	987.36	37.47
Institutional Class	Actual Performance	1,000.00	1,051.40	34.83
	Hypothetical (5% annual return before expenses)	1,000.00	991.11	33.81

*
Expenses are equal to the Fund’s annualized expense ratio of 6.69%, 7.52% and 6.77% for Class A, Class C and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect a recovery of previously waived expenses and include deferred income tax expense incurred by the Fund. Assumes all dividends and distributions were reinvested.

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Center Coast MLP Focus Fund
A series of the Investment Managers Series Trust

Investment Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Center Coast Capital Advisors, LP
1100 Louisiana Street, Suite 5025
Houston, Texas 77002

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Center Coast MLP Focus Fund A Shares	CCCAX	461 418 584
Center Coast MLP Focus Fund C Shares	CCCCX	461 418 576
Center Coast MLP Focus Fund Institutional Shares	CCCNX	461 418 568

Privacy Principles of the Center Coast MLP Focus Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Center Coast MLP Focus Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 766-0066, on the Fund’s website at http://www.cccmlpfocusfund.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (877) 766-0066 or by accessing the Fund’s Form N-PX on the SEC’s website at http://www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund at (877) 766-0066. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Center Coast MLP Focus Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 766-0066

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-766-0066.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012
Audit Fees	$13,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

* $1,000 for each additional state returns filed.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	2/6/14

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/6/14